Intangible assets, net - Schedule of amortization expenses related to the intangible assets for future periods (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2024	¥ 381
2025	381
2026	381
2027	381
2028 and after	1,901
intangible assets total	¥ 3,425	$ 482	¥ 0